UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2024

Enviva Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave. Suite 1800 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

(301) 657-5560

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on March 12, 2024, Enviva Inc., a Delaware corporation (the “Company”) and certain subsidiaries of the Company (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under Chapter 11 (“Chapter 11”) of Title 11 of the United States Code in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”). The Company also filed motions with the Bankruptcy Court seeking joint administration of the Debtors’ cases under the caption In re Enviva Inc., et al., Case No. 24-10453 (the “Chapter 11 Cases”).

On March 15, 2024, the Debtors entered into a Debtor-in-Possession Credit and Note Purchase Agreement (the “DIP Credit Agreement”) by and among the Company, as borrower, and the other Debtors, as guarantors, the various lenders from time to time party thereto (the “Lenders”), and Acquiom Agency Services LLC (“Acquiom”) and Seaport Loan Products LLC, as co-administrative agents, and Acquiom, as collateral agent providing for a debtor-in-possession term loan and notes facility (the “DIP Financing”) in an amount not to exceed $500,000,000. On March 14, 2024, the Bankruptcy Court granted interim approval of the motion to approve the DIP Financing (the “Interim DIP Order”) and borrowing of up to $150,000,000 of the loans and notes thereunder. Following the issuance of the Interim DIP Order, the Company offered certain eligible holders of the Company’s common stock (the “Common Stock”) the opportunity to subscribe to participate in the syndication of up to $100,000,000 aggregate principal amount of DIP Financing (the “Syndication”) pursuant to certain procedures (the “Syndication Procedures”). On May 3, 2024, the Bankruptcy Court entered a final order approving the full amount of the DIP Financing and the Syndication (the “Final DIP Order”). As authorized by the Final DIP Order, participants in the Syndication became Lenders under the DIP Credit Agreement as of May 6, 2024.

The foregoing description of the DIP Financing, the Syndication, and the Final DIP Order is not complete and is qualified in its entirety by reference to the full text of the DIP Credit Agreement and Syndication Procedures, filed as Exhibits 10.1 and 99.2, respectively, to the Current Report on Form 8-K filed by the Company on March 15, 2024, as well as the Final DIP Order, which is available at www.kccllc.net/enviva or by calling (877) 499-4509 (U.S. / Canada) or (917) 281-4800 (international).

Relationships

Participants in the Syndication include affiliates of John C. Bumgarner, Jr. and Pierre F. Lapeyre, Jr., each of whom is a current director of the Company. Such affiliates became Lenders under the DIP Credit Agreement on May 6, 2024.

Item 7.01	Regulation FD Disclosure.

Monthly Operating Reports

On May 8, 2024, the Debtors filed with the Bankruptcy Court their monthly operating reports for the period beginning March 12, 2024 and ending March 31, 2024 (the “Monthly Operating Reports”). The Monthly Operating Reports relate to the Debtors and exclude any non-Debtor affiliates. The Monthly Operating Reports are available at www.kccllc.net/enviva.

Bar Date Order and Deadline Extension

On April 12, 2024, the Bankruptcy Court entered the Order (I) Establishing Bar Dates and Procedures and (II) Approving the Form and Manner of Notice Thereof [Docket No. 321] (the “Bar Date Order”) that, among other things, establishes certain deadlines for filing proofs of claim against the Debtors.

In addition, the milestone in Section 4(f) of the previously disclosed Restructuring Support Agreement, dated March 12, 2024, between the Company and certain of its subsidiaries and (i) certain holders or beneficial holders of the Company’s outstanding 6.5% Senior Notes due 2026, Exempt Facilities Revenue Bonds (Enviva Inc. Project), Series 2022 (Green Bonds) issued by the Industrial Development Authority of Sumter County, Alabama, and Exempt Facilities Revenue Bonds (Enviva Inc.), Series 2022 (Green Bonds) issued by Mississippi Business Finance Corporation, and (ii) certain holders or beneficial holders of loans or commitments under the Company’s senior secured credit facility (the “RSA”), which requires the filing of a motion seeking rejection of the Rejected Customer Contracts (as defined in the RSA), has been extended by mutual agreement of the parties from April 26, 2024 to June 14, 2024. Such milestone is subject to further extension and/or modification in accordance with the terms of the RSA.

NOL Motion

As previously disclosed, on March 12, 2024, the Debtors filed a motion (“NOL Motion”) seeking entry of an interim and final order establishing certain procedures and restrictions with respect to the direct or indirect purchase, disposition, or other transfer of Common Stock (including declarations of worthlessness with respect to such Common Stock) (such procedures, “Stock Procedures”), and seeking related relief, in order to preserve and protect the potential value of the Debtors’ net operating losses and certain other tax attributes of the Debtors. On April 12, 2024, the Bankruptcy Court entered the Final Order (I) Establishing Notification Procedures; (II) Approving Restrictions on Certain Transfers of Common Stock of the Debtors’ Estates and Claiming a Worthless Equity Deduction; and (III) Granting Related Relief [Docket No. 327] (the “NOL Order”) approving the NOL Motion on a final basis. Under the terms of the NOL Order, the Stock Procedures restrict transactions involving, and require notices of the holdings of and proposed transactions by, any person or group of persons that is or, as a result of a proposed transaction, would become, a Substantial Stockholder of Common Stock or declarations of worthlessness involving, and require notices of holdings of, any person or group of persons that is a 50-percent shareholder. For purposes of the Stock Procedures, a “Substantial Stockholder” is any person that beneficially owns at least 3,360,328 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock) and a “50-percent shareholder” is any person that would be a “50-percent shareholder” (within the meaning of section 382(g)(4)(D) of the Internal Revenue Code of 1986, as amended (the “Tax Code”)) with respect to its beneficial ownership of Common Stock if such person claimed a worthlessness deduction under section 165 of the Tax Code with respect to such Common Stock at any time on or after March 12, 2024.

The foregoing descriptions of the Monthly Operating Reports, Bar Date Order, RSA, NOL Motion, and NOL Order are not complete and are qualified in their entirety by reference to the full text of (i) the RSA, filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on March 12, 2024, (ii) the NOL Order, filed as Exhibit 99.1 to this Current Report, and (iii) the Monthly Operating Reports, NOL Motion, and Bar Date Order, which are available at www.kccllc.net/enviva or by calling (877) 499-4509 (U.S. / Canada) or (917) 281-4800 (international).

The information contained in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K (including the exhibits attached hereto) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Important Information and Where to Find It

Additional information about the Bankruptcy Petitions, including access to all of the court filings, including the motions and orders described above, is available on the docket of the Chapter 11 Cases which can be accessed via PACER at https://www.pacer.gov. These court filings and additional information about the Chapter 11 Cases is also available for free on the website maintained for the Company by its claims and notice agent, Kurtzman Carson Consultants LLC, located at www.kccllc.net/enviva or by calling (877) 499-4509 (U.S. / Canada) or (917) 281-4800 (international). The information on this website is not incorporated by reference into, and does not constitute part of, this Current Report.

Cautionary Note Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein (including in the Monthly Operating Reports incorporated herein) include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms, and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to revise or update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. These risks include, but are not limited to, risks and uncertainties regarding: our ability to successfully complete a restructuring under Chapter 11; potential adverse effects of the Chapter 11 proceedings on our liquidity and results of operations (including the availability of operating capital during the pendency of Chapter 11 proceedings); our ability to obtain timely approval by the Court with respect to the motions filed in the Chapter 11 proceedings; objections to our restructuring process, debtor-in-possession financing, or other pleadings filed that could protract the Chapter 11 proceedings; employee attrition and our ability to retain senior management and other key personnel due to distractions and uncertainties associated with the Chapter 11 proceedings, including our ability to provide adequate compensation and benefits during the Chapter 11 cases; our ability to maintain relationships with vendors, customers, employees, and other third parties and regulatory authorities as a result of the Chapter 11 proceedings; the debtor-in-possession financing and other financing arrangements; the effects of the Bankruptcy Petitions on the Company and on the interests of various constituents, including our stockholders; the length of time that we will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; risks associated with third party motions in the Chapter 11 proceedings, which may interfere with our ability to consummate a restructuring; our consummation of a restructuring; increased administrative and legal costs related to the Chapter 11 process and other litigation and inherent risks involved in a bankruptcy process; the Company’s ability to continue funding operations through the Chapter 11 bankruptcy process; our ability to continue as a going concern; our ability to successfully execute cost-reduction and productivity initiatives on the anticipated timeline or at all; the outcome and timing of our comprehensive review; the volume and quality of products that we are able to produce or source and sell, which could be adversely affected by, among other things, operating or technical difficulties at our wood pellet production plants or deep-water marine terminals; the prices at which we are able to sell our products, including changes in spot prices; our ability to capitalize on higher spot prices and contract flexibility in the future, which is subject to fluctuations in pricing and demand; impairment of goodwill, intangible assets, and other long-lived assets; failure of our customers, vendors, and shipping partners to pay or perform their contractual obligations to us; our inability to successfully execute our project development, capacity expansion, and new facility construction activities on time and within budget; the creditworthiness of our contract counterparties; the amount of low-cost wood fiber that we are able to procure and process, which could be adversely affected by, among other things, disruptions in supply or operating or financial difficulties suffered by our suppliers; changes in the price and availability of natural gas, coal, diesel, oil, gasoline, or other sources of energy; changes in prevailing domestic and global economic, political, and market conditions, including the imposition of tariffs or trade or other economic sanctions, political instability or armed conflict, rising inflation levels and government efforts to reduce inflation, or a prolonged recession; inclement or hazardous environmental conditions, including extreme precipitation, temperatures, and flooding; fires, explosions, or other accidents; changes in domestic and foreign laws and regulations (or the interpretation thereof) related to renewable or low-carbon energy, the forestry products industry, the international shipping industry, or power, heat, or combined heat and power generators; changes in domestic and foreign tax laws and regulations affecting the taxation of our business and investors; changes in the regulatory treatment of biomass in core and emerging markets; our inability to acquire or maintain necessary permits or rights for our production, transportation, or terminaling operations; changes in the price and availability of transportation; changes in foreign currency exchange or interest rates and the failure of our hedging arrangements to effectively reduce our exposure to related risks; risks related to our indebtedness, including the levels and maturity date of such indebtedness; our failure to maintain effective quality control systems at our wood pellet production plants and deep-water marine terminals, which could lead to the rejection of our products by our customers; changes in the quality specifications for our products required by our customers; labor disputes, unionization, or similar collective actions; our inability to hire, train, or retain qualified personnel to manage and operate our business; the possibility of cyber and malware attacks; our inability to borrow funds and access capital markets; viral contagions or pandemic diseases; potential liability resulting from pending or future litigation, investigations, or claims; changes to our leadership and management team; and governmental actions and actions by other third parties that are beyond our control. Certain additional risks, uncertainties, and other factors are described in greater detail in the Company’s filings with the SEC, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as supplemented in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2023.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	NOL Order
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA INC.

Date: May 9, 2024
	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Executive Vice President, General Counsel, and Secretary

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